Schwab Funds®	Summary Prospectus August 4, 2010

Schwab U.S. Treasury Money Fundtm

Ticker symbol: SWUXX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.schwabfunds.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus, dated April 30, 2010, as supplemented August 4, 2010, and SAI, dated April 30, 2010 as amended July 8, 2010, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective
The fund’s goal is to seek the highest current income consistent with stability of capital and liquidity.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

None

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)
Management fees	0.30
Distribution (12b-1) fees	None
Other expenses*	0.41

Total annual fund operating expenses	0.71
Less expense reduction**	(0.11)

Total annual fund operating expenses after expense reduction**	0.60

*	Restated to reflect current fees and expenses.
**	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.60% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees. “Non-routine expenses” that are not subject to the foregoing contractual operating expense limitation include, but are not limited to, any reimbursement payments made by the fund to the investment adviser and/or its affiliates of fund fees and expenses that were previously waived or reimbursed by the investment adviser and/or its affiliates in order to maintain a positive net yield for the fund.

 Example

This example is intended to help you compare the cost of investing in the fund’s with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$61	$192	$335	$750

Principal investment strategies
To pursue its goal, the fund typically invests exclusively in securities backed by the full faith and credit of the U.S. government. Under normal circumstances, the fund will invest at least 80% of its net assets in U.S. Treasury securities; including bills and notes. The fund will notify its shareholders at least 60 days before changing this policy. The full faith and credit backing is the strongest backing offered by the U.S. government, and traditionally is considered by investors to be the highest degree of safety as far as the payment of principal and interest.

Based on the fund manager’s view of current market conditions for U.S. Treasury securities, the fund may invest up to 20% of its net assets in: (i) obligations that are issued by the U.S. government, its agencies or instrumentalities, including obligations that are not guaranteed by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks; and (ii) obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities. Obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities are considered U.S. government securities under the rules that govern money market funds.

In choosing securities, the fund’s manager seeks to maximize current income within the limits of the fund’s credit, maturity and diversification policies. By investing primarily in full faith and credit U.S. government investments, the fund seeks to provide maximum safety as to its assets. The fund is distinct from certain other types of government money funds in that it does not invest in repurchase agreements. The manager may adjust the fund’s average maturity based on current and anticipated changes in interest rates. To preserve its investors’ capital, the fund seeks to maintain a stable $1 share price.

Because the income from U.S. Treasury securities is exempt from state and local income taxes, the fund generally expects that the

1 of 4

majority of the dividends it pays will be exempt from those taxes as well. (Dividends still will be subject to federal income tax.) However, the fund may invest up to 20% of its net assets in non-U.S. Treasury investments that are not exempt from state and local income taxes. Further, during unusual market conditions, the fund may invest a greater portion of its assets in investments that are not exempt from state and local income taxes as a temporary defensive measure. When the fund engages in such activities, it may not achieve its investment goal.

Principal risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

•	Investment Risk. Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

•	Interest Rate Risk. Interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also will be low. In addition, to the extent the fund makes any reimbursement payments to the investment adviser and/or its affiliates, the fund’s yield would be lower.

•	Credit Risk. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund to lose money or underperform. The fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. The negative perceptions of an issuer’s ability to make such payments could also cause the price of that investment to decline. The credit quality of the fund’s portfolio holdings can change rapidly in certain market environments and any default on the part of a single portfolio investment could cause the fund’s share price or yield to fall.

Certain U.S. government securities that the fund may invest in are not backed by the full faith and credit of the United States government, which means they are neither issued nor guaranteed by the U.S. Treasury. Issuers of securities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLB) maintain limited lines of credit with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB), are supported solely by the credit of the issuer. There can be no assurance that the U.S. government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Also, any government guarantees on securities the fund owns do not extend to shares of the fund itself. Any default on the part of a portfolio investment could cause the fund’s share price or yield to fall.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

•	Management Risk. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The investment adviser’s maturity decisions will also affect the fund’s yield, and in unusual circumstances potentially could affect its share price. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund’s yield at times could lag those of other money market funds.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

•	Redemption Risk. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s ability to maintain a stable $1.00 share price. In the event any money market fund fails to maintain a stable net asset value, other money market funds, including the fund, could face a market-wide risk of increased redemption pressures, potentially jeopardizing the stability of their $1.00 share prices.

•	Money Market Risk. The fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

Summary Prospectus August 4, 2010	2 of 4	Schwab U.S. Treasury Money Fundtm

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows the fund’s average annual total returns for various periods. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus or call toll-free 1-800-435-4000 for a current seven-day yield.

 Annual total returns (%) as of 12/31

Best quarter: 1.42% Q4 2000     Worst quarter: 0.00% Q4 2009

 Average annual total returns (%) as of 12/31/09

	1 year	5 years	10 years
Fund	0.01	2.40	2.32

Investment adviser
Charles Schwab Investment Management, Inc.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open except when the following federal holidays are observed: Columbus Day and Veterans Day.

The fund is designed for use in conjunction with certain accounts held at Charles Schwab & Co., Inc. (Schwab) and is subject to the eligibility terms and conditions of your Schwab account agreement, as amended from time to time. If you designate the fund as the sweep fund on your Schwab account, your uninvested cash balances will be invested in the fund according to the terms and conditions of your account agreement. Similarly, when you use your account to purchase other investments or make payments, shares of the fund will be sold to cover these transactions according to the terms and conditions of your account agreement. You may make purchase, exchange and redemption requests in accordance with your account agreement.

Tax information
Distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account, although dividends paid by the fund from income earned on U.S. Treasury securities are exempt from state and local taxes in most states.

Payments to financial intermediaries
The fund pays Schwab for shareholder and sweep administration services. These payments may create a conflict of interest by influencing Schwab and your salesperson to recommend the fund over another investment. Ask your salesperson or visit Schwab’s website for more information.

Summary Prospectus August 4, 2010	3 of 4	Schwab U.S. Treasury Money Fundtm

Schwab Funds®

REG54652FLD-02

Schwab U.S. Treasury Money Fundtm; Ticker symbol SWUXX

Summary Prospectus August 4, 2010	4 of 4	Schwab U.S. Treasury Money Fundtm